
First Business Bank Center

# ANNUAL SHAREHOLDER MEETING

NASDAQ LISTED | FBIZ

# Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly. (ii) Adverse changes in local, national or international economic and business conditions, could increase credit-related losses and expenses and/or limit growth. (iii) Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses. (iv) Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects. (v) Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses. (vi) The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment. (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations. (viii) Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses. (ix) Fraud, including client and system failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs and other liabilities. (x) Failure to comply with applicable Small Business Administration ("SBA") regulations in order to maintain the eligibility of the guaranteed portion of SBA loans could lead to significant losses from denial of the guaranty. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. See Item 1A “RISK FACTORS” in our Annual Report on Form 10-K for the year ended December 31, 2016, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.


First Business Bank Center

# ANNUAL
# SHAREHOLDER MEETING

NASDAQ® LISTED | FBIZ

# FINANCIAL PERFORMANCE

# Balance Sheet
## Full Year 2016

| | As of December 31, | | | |
|---|---|---|---|---|
| | 2016 | 2015 | $ Change | % Change |
| | (Dollars in thousands) | | | |
| **Assets** | | | | |
| Cash & cash equivalents | $ 77,517 | $ 113,564 | $ (36,047) | (31.7)% |
| Investment securities | 184,505 | 177,830 | 6,675 | 3.8 % |
| Loans held for sale | 1,111 | 2,702 | (1,591) | (58.9)% |
| Loans and leases receivable, net | 1,429,763 | 1,414,649 | 15,114 | 1.1 % |
| Cash surrender value of bank-owned life insurance | 39,048 | 28,298 | 10,750 | 38.0 % |
| Goodwill & other intangible assets | 12,773 | 12,493 | 280 | 2.2 % |
| Accrued interest receivable & other assets | 35,982 | 32,545 | 3,437 | 10.6 % |
| Total assets | $ 1,780,699 | $ 1,782,081 | $ (1,382) | (0.1)% |
| **Liabilities & Stockholders' Equity** | | | | |
| In-market deposits | $ 1,122,174 | $ 1,089,748 | $ 32,426 | 3.0 % |
| Wholesale deposits | 416,681 | 487,483 | (70,802) | (14.5)% |
| Total deposits | 1,538,855 | 1,577,231 | (38,376) | (2.4)% |
| FHLB advances & other borrowings | 59,676 | 34,740 | 24,936 | 71.8 % |
| Other liabilities | 20,518 | 19,278 | 1,240 | 6.4 % |
| Total liabilities | 1,619,049 | 1,631,249 | (12,200) | (0.7)% |
| Total stockholders' equity | 161,650 | 150,832 | 10,818 | 7.2 % |
| Total liabilities & stockholders' equity | $ 1,780,699 | $ 1,782,081 | $ (1,382) | (0.1)% |

# Income Statement

## Full Year 2016

| | For the Year Ended December 31, | | | |
|---|---|---|---|---|
| | 2016 | 2015 | $ Change | % Change |
| | (Dollars in thousands, except per share amounts) | | | |
| **Net Interest Income:** | | | | |
| Interest income | $ 78,117 | $ 72,471 | $ 5,646 | 7.8 % |
| Interest expense | 14,789 | 13,831 | 958 | 6.9 % |
| Net interest income | 63,328 | 58,640 | 4,688 | 8.0 % |
| Provision for loan & lease losses | 7,818 | 3,386 | 4,432 | 130.9 % |
| Net interest income after provision for loan & lease losses | 55,510 | 55,254 | 256 | 0.5 % |
| **Non-Interest Income:** | | | | |
| Trust & investment services fee income | 5,356 | 4,954 | 402 | 8.1 % |
| Gain on sale of SBA loans | 4,400 | 3,999 | 401 | 10.0 % |
| Service charges on deposits | 2,990 | 2,812 | 178 | 6.3 % |
| Loan fees | 2,430 | 2,187 | 243 | 11.1 % |
| Other | 2,812 | 3,059 | (247) | (8.1)% |
| Total non-interest income | 17,988 | 17,011 | 977 | 5.7 % |
| **Non-Interest Expense:** | | | | |
| Compensation | 31,545 | 28,543 | 3,002 | 10.5 % |
| Other | 24,888 | 18,831 | 6,057 | 32.2 % |
| Total non-interest expense | 56,433 | 47,374 | 9,059 | 19.1 % |
| Income before income tax expense | 17,065 | 24,891 | (7,826) | (31.4)% |
| Income tax expense | 2,156 | 8,377 | (6,221) | (74.3)% |
| **Net income** | $ 14,909 | $ 16,514 | $ (1,605) | (9.7)% |
| **Diluted EPS** | $ 1.71 | $ 1.90 | $ (0.19) | (10.0)% |

# Balance Sheet

## First Quarter 2017

| | As of March 31, | | | |
|---|---|---|---|---|
| | 2017 | 2016 | $ Change | % Change |
| | (Dollars in thousands) | | | |
| **Assets** | | | | |
| Cash & cash equivalents | 60,899 | 104,854 | (43,955) | (41.9)% |
| Investment securities | 185,543 | 177,308 | 8,235 | 4.6 % |
| Loans held for sale | 3,924 | 1,697 | 2,227 | 131.2 % |
| Loans and leases receivable, net | 1,459,305 | 1,431,902 | 27,403 | 1.9 % |
| Cash surrender value of bank-owned life insurance | 39,358 | 28,541 | 10,817 | 37.9 % |
| Goodwill & other intangible assets | 12,774 | 12,606 | 168 | 1.3 % |
| Accrued interest receivable & other assets | 38,787 | 33,224 | 5,563 | 16.7 % |
| Total assets | $ 1,800,590 | $ 1,790,132 | $ 10,458 | 0.6 % |
| **Liabilities & Stockholders' Equity** | | | | |
| In-market deposits | 1,104,281 | 1,105,633 | (1,352) | (0.1)% |
| Wholesale deposits | 388,433 | 475,955 | (87,522) | (18.4)% |
| Total deposits | 1,492,714 | 1,581,588 | (88,874) | (5.6)% |
| FHLB advances & other borrowings | 121,841 | 35,011 | 86,830 | 248.0 % |
| Other liabilities | 21,901 | 18,334 | 3,567 | 19.5 % |
| Total liabilities | 1,636,456 | 1,634,933 | 1,523 | 0.1 % |
| Total stockholders' equity | 164,134 | 155,199 | 8,935 | 5.8 % |
| Total liabilities & stockholders' equity | $ 1,800,590 | $ 1,790,132 | $ 10,458 | 0.6 % |

# Income Statement

## First Quarter 2017

| | For the Three Months Ended March 31, | | | |
|---|---|---|---|---|
| | 2017 | 2016 | $ Change | % Change |
| | (Dollars in thousands, except per share amounts) | | | |
| **Net Interest Income:** | | | | |
| Interest income | $ 18,447 | $ 19,343 | $ (896) | (4.6)% |
| Interest expense | 3,559 | 3,804 | (245) | (6.4)% |
| Net interest income | 14,888 | 15,539 | (651) | (4.2)% |
| Provision for loan & lease losses | 572 | 525 | 47 | 9.0 % |
| Net interest income after provision for loan & lease losses | 14,316 | 15,014 | (698) | (4.6)% |
| **Non-Interest Income:** | | | | |
| Trust & investment services fee income | 1,629 | 1,273 | 356 | 28.0 % |
| Gain on sale of SBA loans | 360 | 1,376 | (1,016) | (73.8)% |
| Service charges on deposits | 765 | 742 | 23 | 3.1 % |
| Loan fees | 458 | 609 | (151) | (24.8)% |
| Other | 851 | 594 | 257 | 43.3 % |
| Total non-interest income | 4,063 | 4,594 | (531) | (11.6)% |
| **Non-Interest Expense:** | | | | |
| Compensation | 8,683 | 8,370 | 313 | 3.7 % |
| Other | 4,877 | 4,329 | 548 | 12.7 % |
| Total non-interest expense | 13,560 | 12,699 | 861 | 6.8 % |
| Income before income tax expense | 4,819 | 6,909 | (2,090) | (30.3)% |
| Income tax expense | 1,422 | 2,356 | (934) | (39.6)% |
| **Net income** | $ 3,397 | $ 4,553 | $ (1,156) | (25.4)% |
| **Diluted EPS** | $ 0.39 | $ 0.52 | $ (0.13) | (25.0)% |

# **CEO** PRESENTATION

# Agenda

- Company Overview
- The FBIZ Difference
- First Business Model
- Strategic Initiatives
- Stock Performance

# **COMPANY** OVERVIEW

# Company Profile


First Business Bank Center

**FBIZ BANKING**[1]

**$1.8** Billion

IN TOTAL ASSETS

**FBIZ TRUST**

**$1.3** Billion

IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

**Headquarters:** Madison, WI

**Mission:** Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives and high net worth individuals

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 7%[2]
- Business-focused model
- Client relationship focus with high touch service
- Niche acquisitions complement core strategic focus on organic growth
- Efficient and highly scalable banking model with limited branch network

1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis.
2. Data as of March 23, 2017. Insider ownership consists of shares beneficially owned by directors and executive officers.

# Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base



Business Banking Services
Asset-based Lending
Equipment Finance
Company Retirement Plan Services
Private Wealth Services
Factoring
SBA Lending
1990
1995
1998
2000
2001
2006
2012
2014
Madison
Milwaukee
Northeast Wisconsin
Kenosha & Kansas City

# Geographic Footprint


Seattle, WA
Appleton, WI
Minneapolis, MN
Milwaukee, WI
Kenosha, WI
Madison, WI
Detroit, MI
Cleveland, OH
Chicago, IL
St. Louis, MO
Denver, CO
Kansas City, KS
Hockessin, DE
Charlotte, NC
Banking Office
Asset-Based Lending Business Development Office
Equipment Finance Business Development Office
Factoring Business Development Office

# Leadership Team

## Experienced Team Trained at Large, Complex Institutions



Corey A. Chambas
PRESIDENT AND CEO



Edward G. Sloane Jr.
CHIEF FINANCIAL OFFICER



David R. Seiler
CHIEF OPERATING OFFICER



Michael J. Losenegger
CHIEF CREDIT OFFICER



Barbara McCarty Conley
GENERAL COUNSEL



Jodi A. Chandler
CHIEF HUMAN RESOURCES OFFICER



Mark J. Meloy
CEO OF FIRST BUSINESS BANK



Joan A. Burke
PRESIDENT OF FIRST BUSINESS TRUST & INVESTMENTS



Charles H. Batson
PRESIDENT AND CEO OF FIRST BUSINESS CAPITAL CORP.



Daniel S. Ovokaitys
CHIEF INFORMATION OFFICER

# THE FBIZ DIFFERENCE

# Client-Centric with High Touch Service

Competitive Advantage Driven by Niche Business and Industry Focus

## CLIENT & COMMUNITY EVENTS

First Business
SEMINAR SERIES

FIRST BUSINESS PRESENTS
MANUFACTURING FIRST
EXPO & CONFERENCE

Enterprising® NONPROFITS
Brought to you by
FIRST BUSINESS

## INDUSTRY PRACTICE GROUPS



COMMERCIAL REAL ESTATE



MANUFACTURING



FOOD & BEVERAGE



PROFESSIONAL SERVICES



NOT FOR PROFIT



EMERGING TECHNOLOGY

# Superior Talent with Business Expertise

Engaged Employees = Happy Clients



RIGOROUS HIRING PROCESS
FORMAL MENTOR PROGRAM
FUN EMPLOYEE OUTINGS
ACTIVE COMMUNITY INVOLVMENT
REGULAR SURVEYS AND FEEDBACK
STRONG EMPLOYEE REFERRAL PROGRAM
ENGAGED EMPLOYEES
A JD Power customer satisfaction survey for retail banks in the Midwest has an average of 79% satisfaction in 2015 and the top performer is at 82%.
= 91% CLIENT SATISFACTION

Source: 2016 client satisfaction survey results compiled by Moses Altsech, Ph.D. - Executive Training & Consulting.

# Efficient Operating Model

Limited Branch, Highly Efficient Business Bank



Total Loans / FTE Employees
Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
2010
2011
2012
2013
2014
2015
2016
FBIZ
All BHCs



Total Deposits / Locations
Millions
$700
$600
$500
$400
$300
$200
$100
$0
2010
2011
2012
2013
2014
2015
2016
FBIZ
All Bank Depositories

Source: S&P Global Market Intelligence and FBIZ management. All BHCs group comprised of all BHCs, excluding FBIZ. All Bank Depositories group comprised of all FDIC-insured banks & thrifts that are required to complete the annual FDIC Summary of Deposits (SOD) survey. Data is from the most recent survey completed as of 06/30/16.

# FIRST BUSINESS MODEL

## KEY FINANCIAL TARGETS

# First Business Model

Key Financial Targets

## Client-centric plan that we believe will drive:

- A more diversified income stream
- A higher net interest margin
- Increased fee income ratio
- Improved efficiencies (organizational structure, loan approval process and governance structure)
- Improved mix of in-market deposits (less reliance on wholesale funding)
- A higher ROA and ROE
- Deeper client relationships (company-wide synergies)

| Key Performance Indicator | Target |
|---|---|
| Net Interest Margin | ≥ 3.50% |
| Fee Income Ratio | ≥ 25% |
| Efficiency Ratio | 58% - 62% |
| In-Market Deposits / Total Bank Funding | 60% - 70% |
| Net Charge-Offs / Average Loans and Leases | < Market |

| Key Performance Indicator | Target |
|---|---|
| Return on Average Assets | 1.00% |
| Return on Average Equity | 12.00% |
| Top Line Revenue Growth | > Market |

# Diversified Income Stream

## Margin and Fee Revenue Diversification Driven by Suite of Commercial Products & Services

**Average Gross Loan and Lease Mix**



32%
21%
19%
10%
10%
4%
3%
1%
Commercial Lending - CRE NOO
Commercial Lending - CRE Other [1]
Commercial Lending - C&I
Commercial Lending - CRE OO
Asset-Based Lending
SBA Lending
Equipment Financing
Factoring

**Fee Revenue Sources**



18%
10%
30%
30%
5%
7%
Trust / Private Wealth [2]
Treasury Management
Commercial Lending
SBA Lending [3]
Asset-Based Lending
Other [4]
Equipment Financing = < 1%
Factoring = <1%

Data as of and for the year ended December 31, 2016.

1. Commercial Lending - CRE Other primarily represents land development, construction and multi-family loans.
2. Trust / Private Wealth represents total trust and investment services fee income.
3. SBA Lending represents gain on the sale of SBA loans, SBA packaging fees and SBA servicing fees.
4. Other fee revenue represents BOLI income.

# Net Interest Margin



Annual Trend
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2010
2011
2012
2013
2014
2015
2016
Net Interest Margin
Strategic Goal

Source: S&P Global Market Intelligence.

# Fee Income Ratio



Annual Trend
30%
25%
20%
15%
10%
5%
0%
2010
2011
2012
2013
2014
2015
2016
Fee Income Ratio
Strategic Goal

Source: S&P Global Market Intelligence. Fee Income Ratio is defined as total non-interest income divided by total top line revenue.

# Efficiency Ratio


Annual Trend
70%
68%
66%
64%
62%
60%
58%
56%
54%
52%
50%
2010
2011
2012
2013
2014
2015
2016
Efficiency Ratio
Strategic Goal

Source: S&P Global Market Intelligence. Efficiency ratio is a non-GAAP measure defined as total operating expense divided by total operating revenue. See appendix for non-GAAP reconciliation schedule.

# In-Market Deposits / Total Bank Funding



Annual Trend
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2010
2011
2012
2013
2014
2015
2016
In-Market Deposits
Bank Wholesale Funding
Strategic Goal

Note: In-Market Deposits represents total deposits excluding wholesale deposits. Total Bank Funding represents total deposits plus FHLB advances.

# Annualized Net Charge-Offs / Average Loans



Annual Trend
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
FBIZ
U.S. Commercial Bank $1B-$3B

Source: S&P Global Market Intelligence.

# Return on Average Assets


Annual Trend
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2010
2011
2012
2013
2014
2015
2016
ROAA
Strategic Goal

Source: S&P Global Market Intelligence.

# Return on Average Equity



Annual Trend
16%
14%
12%
10%
8%
6%
4%
2%
0%
2010
2011
2012
2013
2014
2015
2016
ROAE
Strategic Goal

Source: S&P Global Market Intelligence.

# Top Line Revenue Growth



Annual Trend
35%
30%
25%
20%
15%
10%
5%
0%
2010
2011
2012
2013
2014
2015
2016
FBIZ
U.S. Commercial Banks $1B-$3B

Source: S&P Global Market Intelligence. Quarterly Trend represents year-over-year top line revenue growth. Top Line Revenue is defined as total non-interest income plus total net interest income.

# STRATEGIC INITIATIVES

## GROWTH OPPORTUNITIES

# Strategic Initiatives

## Scalable Franchise Positioned for Sustainable Growth

- Organic growth remains the foundation for the future
- Opportunity to increase market share in Milwaukee, Northeast and Kansas City regions
- However, we believe our future success will create opportunities for acquisitions
  - ➡ Specialty finance, particularly within our existing products and services
  - ➡ Midwest-based registered investment advisory firms
  - ➡ Midwest-based business-focused community banks
- Pending charter consolidation and core conversion will enhance our efficient operating model, creating capacity within our existing workforce to accommodate future growth [(1)]
- Replicate and expand our successful trust and private wealth management business model throughout our geographic footprint
- Expand SBA client acquisition strategy which represents both short-term and long-term earnings catalyst

1. Charter consolidation plans have been approved by the board of directors, as well as by the applicable federal and state banking regulators. The plans are expected to take effect during the second quarter of 2017. The core conversion is expected to be completed during the fourth quarter of 2017.

# Trust / Private Wealth

Wealth Management Services for Businesses, Executives and High Net Worth Individuals



Assets Under Management & Administration
Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2011
2012
2013
2014
2015
2016
5-YR CAGR = 13%



Fee Revenue
Millions
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2011
2012
2013
2014
2015
2016
5-YR CAGR = 16%

# SBA Lending & Servicing

Full Client Acquisition Strategy for Small Businesses


CLIENT ACQUISITION STRATEGY
• BUILD COMPLETE RELATIONSHIP
• EXPAND WITH CHANGING CLIENT NEEEDS
• PRIVATE WEALTH MANAGEMENT OPPORTUNITIES
COMPLETE SBA CLIENT RELATIONSHIP
FRANCHISE VALUE
EARNINGS CATALYST
• EARNING ASSET GROWTH
• IN-MARKET DEPOSIT GROWTH
• FEE INCOME
EPS GROWTH


Gain on Sale of SBA Loans
Millions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17

# STOCK PERFORMANCE

# Stock Performance

Price Appreciation 2010-2016



450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
FBIZ-US
SNL U.S. Bank NASDAQ
S&P 500

Source: S&P Global Market Intelligence.

# Stock Performance

## Dividend Yield & Dividends Per Share 2010-2016


Dividend Yield
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
FBIZ-US
SNL U.S. Bank NASDAQ


Dividends Per Share
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
2010
2011
2012
2013
2014
2015
2016
FBIZ-US

Source: S&P Global Market Intelligence. Dividend Yield represents the most recently announced regular dividend, annualized and expressed as a percent of the security's price.

First Business

# **THANK YOU** FOR YOUR SUPPORT!

WE ARE **BANKING**. FOCUSED.

# APPENDIX

# SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

# Efficiency Ratio

## Non-GAAP Reconciliation

"Efficiency Ratio" is a non-GAAP measure representing non-interest expense excluding the effects of losses or gains on foreclosed properties, other discrete items unrelated to our primary business activities and amortization of other intangible assets, if any, divided by top line revenue. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

| (dollars in thousands) | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | March 31, 2016 | June 30, 2016 | September 30, 2016 | December 31, 2016 | March 31, 2017 |
| Non-interest expense | $ 12,699 | $ 13,458 | $ 15,753 | $ 14,523 | $ 13,560 |
| Loss on foreclosed properties | — | (93) | — | (29) | — |
| Amortization of other intangible assets | (16) | (16) | (16) | (14) | (14) |
| SBA recourse provision | — | (74) | (375) | (1,619) | (6) |
| Impairment of tax credit investments | (112) | (94) | (3,314) | (171) | (113) |
| Deconversion fees | — | — | — | (794) | — |
| Total operating expense | $ 12,571 | $ 13,181 | $ 12,048 | $ 11,896 | $ 13,427 |
| Net interest income | $ 15,539 | $ 15,741 | $ 15,295 | $ 16,753 | $ 14,888 |
| Non-interest income | 4,594 | 5,823 | 3,640 | 3,931 | 4,063 |
| Gain on sale of securities | — | (7) | — | (3) | — |
| Total Operating Revenue | $ 20,133 | $ 21,557 | $ 18,935 | $ 20,681 | $ 18,951 |
| Efficiency ratio | 62.44% | 61.14% | 63.63% | 57.52% | 70.85% |

First Business

WE ARE **BANKING**. FOCUSED.